Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 1

dated August 4, 2010 to the

Intelligent Life® VUL Prospectus

dated May 1, 2010, and the

Intelligent Life® Survivorship VUL Prospectus

dated May 1, 2010, and the

Intelligent Variable Annuity® Prospectus

dated May 1, 2010

This supplement amends certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

Credit Suisse Trust-Commodity Return Strategy Portfolio

Credit Suisse Trust-International Equity Flex III Portfolio

Credit Suisse Trust-U.S. Equity Flex I Portfolio

If you have not already done so, we encourage you to consider reallocating Contract value you may currently have invested in any of the above-referenced Credit Suisse Trust Portfolios to another Contract Allocation Option of your choice. If you don’t, at a future date after notice from us and after we receive approval from the Securities and Exchange Commission (“SEC”), we will make an automatic reallocation on your behalf.

Effective April 12, 2010, the Credit Suisse Trust-Commodity Return Portfolio, Credit Suisse Trust-International Equity Flex III Portfolio, and the Credit Suisse Trust-U.S. Equity Flex I Portfolio ceased to be available as a Contract Allocation Option for new allocations to the Contracts, including allocations by transfer from other available Contract Allocation Options.

On July 7, 2010, TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), on behalf of the above-referenced Separate Accounts, filed an Application with the SEC to permit us to automatically transfer, on an effective date to be determined after SEC approval of the Application, any Contract values remaining in the above-referenced Credit Suisse Trust Portfolios (“Substituted Portfolios”) with certain existing Separate Account portfolios (“Replacement Portfolios”), as follows:

Substituted Portfolios	Replacement Portfolios
Commodity Return Strategy Portfolio of the Credit Suisse Trust	Class II Shares of the Natural Resources Portfolio of The Prudential Series Fund
U.S. Equity Flex I Portfolio of the Credit Suisse Trust	Wanger USA Fund of the Wanger Advisors Trust
International Equity Flex III Portfolio of the Credit Suisse Trust	Wanger International Fund of the Wanger Advisors Trust

You have previously received copies of the current prospectuses for all the Allocation Options provided under your Contract, including for the Substituted Portfolios and the Replacement Portfolios. Additional copies may be accessed on-line at www.tiaa-cref.org or obtained by calling 877 694-0305.

Once the SEC approves the Application, we will notify you of the effective date of the automatic transfers. We expect to complete these transfers in the fourth quarter of 2010.

Contract owners currently invested in the Substituted Portfolios may already transfer those contract values to any other Allocation Option offered by their Contract. Contract owners may continue to exercise such transfers until the effective date of the Substitution. On the effective date of the Substitution, any Contract value remaining in the Substituted Credit Suisse Trust Portfolios will be automatically transferred to the corresponding Replacement Portfolio and the Credit Suisse Trust Portfolios will cease to exist as subaccounts under the Separate Accounts and Contracts. All such transfers will not be subject to any charge to Contract owners and will not be affected by any transfer limits which may be imposed by a Contract. (The only Contract transfer limits relate to market timing and frequent trading.) Contract owners whose Contract value in the Substituted Portfolios is automatically transferred to the Replacement Portfolios as a result of the Application may, at any time thereafter, reallocate Replacement Portfolio allocations to any other Contract Allocation Option. Such transfers will be subject to any transfer limits which may be imposed by their Contract.

A12413 (08/10)